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                                                           EXHIBIT 10(iii)A4(b)


                                FIRST AMENDMENT
                                       TO
                        SUPPLEMENTAL RETIREMENT PLAN FOR
                EXECUTIVES OF NATIONAL SERVICE INDUSTRIES, INC.
           (As Amended and Restated Effective as of January 1, 1994)


         THIS AMENDMENT made this 16th day of March, 1994, by NATIONAL SERVICE INDUSTRIES, INC. (the "Company");

         WHEREAS, the Company maintains the Supplemental Retirement Plan for Executives of National Service Industries, Inc. (the "Plan") for the benefit of certain eligible executives of the Company; and

         WHEREAS, the Plan was amended and restated effective as of January 1, 1994; and

         WHEREAS, the Company now desires to clarify certain provisions of the Plan in the manner hereinafter provided;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Section 1.1(a)(i) is hereby amended by adding the following after the parenthetical in the seventh line of the present section:

         ", increased for purposes of this offset for any Participant who would not have been eligible for Early Retirement under Pension Plan C as in effect prior to February 15, 1989, buy who elects Early Retirement hereunder, by recalculating his February 14, 1989 accrued benefit as if he were eligible for an Early Retirement benefit."

                                       2.

         Section 1.1(gg)(2) is hereby amended by deleting the language after the word "assuming" in the fourth line of the present section and substituting the following therefor:

         "that he had no Compensation or other earnings after his date of termination of employment; and"


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                                       3.

         The amendment in Paragraph 1 shall be effective as of January 1, 1994 and the amendment in Paragraph 2 shall be effective as of July 1, 1983. Except as hereby amended, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officers the day and year first above written.


ATTEST:                             NATIONAL SERVICE INDUSTRIES, INC.



                                    By:
-------------------------------        ----------------------------------------
                                       David Levy
                                       Executive Vice President,
                                       Administration and Counsel

(CORPORATE SEAL)